CONFORMED COPY UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re                                 :

UNITED MERCHANTS AND MANUFACTURERS,   :    Jointly Administered
  INC. and VICTORIA CREATIONS, INC.,       Chapter 11 Case No.
                                      :    96 B 40941 (AJG)
                            Debtors.
                                      :

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     FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER UNDER 11 U.S.C.
  ss.ss. 1129(a) AND (b) AND FED. R. BANKR. P. 3020 CONFIRMING AMENDED
       AND RESTATED REORGANIZATION PLAN OF REUNITED HOLDINGS, INC. (FORMERLY VICTORIA CREATIONS, INC.), DATED FEBRUARY 25, 1997



                            TABLE OF CONTENTS

                                                                    Page

      RECITALS.......................................................  1

      FINDINGS OF FACT AND CONCLUSIONS OF LAW........................  3

            1.  Core Proceeding And Exclusive
                  Jurisdiction (28 U.S.C. ss.ss. 157(b)(2) and
                  1334(a))...........................................  3
            2.  Judicial Notice......................................  3
            3.  Burden of Proof......................................  4
            4.  Transmittal And Mailing Of Materials; Notice.........  4
            5.  Plan Compliance With Bankruptcy Code (11
                  U.S.C.ss.1129(a)(1))...............................  4
                  (a)  Proper Classification (11 U.S.C.
                       ss.ss.1122, 1123(a)(1)).......................  4
                  (b)  Specify Unimpaired Classes (11
                       U.S.C.ss.1123(a)(2))..........................  5
                  (c)  Specify Treatment of Impaired
                       Classes (11 U.S.C.ss.1123(a)(3))..............  5
                  (d)  No Discrimination (11 U.S.C.ss.
                       1123(a)(4))...................................  5
                  (e)  Implementation Of The Plan (11
                       U.S.C.ss.1123(a)(5))..........................  5
                  (f)  Nonvoting Equity Securities (11
                       U.S.C.ss.1123(a)(6))..........................  7
                  (g)  Selection Of Officers And
                       Directors (11 U.S.C.ss.1123(a)(7))............  7
                  (h)  Additional Plan Provisions (11
                       U.S.C.ss. 1123(b))............................  7
            6.  RHI's Compliance With The Bankruptcy
                  Code (11 U.S.C. ss. 1129(a)(2))....................  8
            7.  Plan Proposed In Good Faith (11 U.S.C.
                  ss. 1129(a)(3))....................................  9
            8.  Payments For Services Or Costs And
                  Expenses (11 U.S.C. ss. 1129(a)(4))................  9
            9.  Directors, Officers, And Insiders (11
                  U.S.C. ss. 1129(a)(5))............................. 10
            10.  No Rate Changes (11 U.S.C. ss. 1129(a)(6)).......... 10
            11.  Best Interests Of Creditors Test (11
                   U.S.C. ss. 1129(a)(7))............................ 10
            12.  Acceptance By Certain Classes (11
                   U.S.C. ss. 1129(a)(8))............................ 10
            13.  Treatment Of Administrative And
                   Priority Claims (11 U.S.C. ss. 1129(a)(9))........ 11
            14.  Acceptance By Impaired Classes (11
                   U.S.C. ss. 1129(a)(10))........................... 11
            15.  Feasibility (11 U.S.C. ss. 1129(a)(11))............. 11
            16.  Payment Of Fees (11 U.S.C. ss.
                   1129(a)(12))...................................... 12
            17.  Continuation Of Retiree Benefits (11
                   U.S.C. ss. 1129(a)(13))........................... 12
            18.  Fair And Equitable; No Unfair
                   Discrimination (11 U.S.C. ss. 1129(b))............ 12
            19.  Principal Purpose Of Plan (11 U.S.C. ss.
                   1129(d)).......................................... 12
            20.  Settlements With The PBGC And CIT................... 13
            21.  Objections.......................................... 13
            22.  Technical Amendments................................ 13
            23.  Amendment of Article X.C.1.......................... 14
            24.  Amendment Of Article XIV.I.......................... 14
            25.  Exemption From Securities Laws (11
                   U.S.C. ss. 1145(a))............................... 14
            26.  Good Faith Solicitation; Good Faith
                   Sale Of Securities (11 U.S.C. ss. 1125(e))........ 15
            27.  Transfers Of Property............................... 16
            28.  No Liquidation...................................... 16
            29.  Conditions To Confirmation.......................... 17
            30.  Jurisdiction........................................ 17
            31.  Satisfaction Of Confirmation Requirements........... 17

      DECREES........................................................ 17

            32.  Confirmation........................................ 17
            33.  Objections.......................................... 18
            34.  Provisions Of Plan And Order
                   Nonseverable And Mutually Dependent............... 18
            35.  Executory Contracts And Unexpired Leases............ 18
            36.  Release of Preference Actions....................... 19
            37.  Binding Effect; Discharge........................... 19
            38.  Injunctions; Stays.................................. 20
            39.  Continuation of Automatic Stay...................... 21
            40.  Exculpation and Limitation of Liability............. 21
            41.  Settlements With The PBGC And CIT................... 22
            42.  General Authorizations.............................. 22
            43.  Authorizations Under Rhode Island Law............... 24
            44.  Cancellation of Existing Agreements................. 24
            45.  No Issuance of New Shares........................... 24
            46.  Exemption From Securities Laws...................... 25
            47.  Exemption From Certain Taxes........................ 25
            48.  Plan Classification Controlling..................... 26
            49.  Administrative Claims Bar Date...................... 26
            50.  Rejection Damages Bar Date.......................... 27
            51.  Failure To Consummate Plan.......................... 27
            52.  Retention Of Jurisdiction........................... 28
            53.  Notice Of Entry Of Confirmation Order............... 28
            54.  Sufficiency of Notice of Confirmation............... 30



            RECITALS

            WHEREAS, Reunited Holdings, Inc., debtor-in-possession ("RHI"), filed its Amended And Restated Reorganization Plan Of Reunited Holdings, Inc. (Formerly Victoria Creations, Inc.), dated February 25, 1997 (as modified herein, the "Plan"),1 and the Amended Disclosure Statement With Respect To Amended And Restated Reorganization Plan Of Reunited Holdings, Inc. (Formerly Victoria Creations, Inc., dated February 25, 1997 (the "Disclosure Statement"); and

            WHEREAS, on February 25, 1997, the court entered an order (the "Solicitation Procedures Order") that, among other things, (i) approved the Disclosure Statement under section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3017, (ii) fixed April 9, 1997 for the hearing on confirmation of the Plan (the "Confirmation Hearing"), (iii) approved the form and method of notice of the Confirmation Hearing (the "Confirmation Hearing Notice"), and (iv) established certain procedures for soliciting and tabulating votes with respect to the Plan; and

            WHEREAS, the Confirmation Hearing Notice, the Disclosure Statement, the Plan, and, as to Class 1, 2, 3, and 4 Claims, a ballot and return envelope (such ballot and envelope being referred to as a "Ballot"), were transmitted in accordance with Fed. R. Bankr. P. 3017(d) and the Solicitation Procedures Order, as set forth in (i) the affidavit of Diane Sayek of Registrar and Transfer Company, sworn to April 3, 1997, (ii) the affidavit of Edward D. Taffet, legal consultant for UM&M, sworn to April 4, 1997, and (iii) the affidavit of Lawrence V. Gelber, sworn to April 4, 1997; and

            WHEREAS, RHI filed the certification of Arlene Moller, Principal Clerk of the Publisher of The New York Times, dated March 17, 1997, demonstrating that the Confirmation Hearing Notice was published in accordance with the Solicitation Procedures Order; and

            WHEREAS, RHI filed the affidavit of Scott B. Davis, sworn to April 7, 1997, attesting to and certifying the method and results of the ballot tabulation for the Classes of Claims (Classes 1, 2, 3, and 4) voting to accept or reject the Plan (the "Voting Report"); and

            WHEREAS, 6 objections or purported objections to confirmation of the Plan were timely filed and served and 2 objections or purported objections were filed and served after the deadline for objections; and

            WHEREAS, on April 7, 1997, RHI filed (i) a memorandum of law in support of confirmation of the Plan and in response to objections to confirmation of the Plan (the "Confirmation Memorandum") and (ii) a response to the renewed motion of Franklin Feldman for the appointment of a Chapter 11 trustee and a memorandum of law in support thereof; and

            WHEREAS, the Confirmation Hearing was held on April 9, 1997;

            NOW, THEREFORE, based upon the court's review of the affidavits and Voting Report previously filed with the court; and upon the Confirmation Memorandum; and upon all of the evidence proffered or adduced at, memoranda and objections filed in connection with, and arguments of counsel made at, the Confirmation Hearing; and after due deliberation thereon; and upon the entire record of this Chapter 11 case (the "Chapter 11 Case");

                 FINDINGS OF FACT AND CONCLUSIONS OF LAW
                 IT IS HEREBY FOUND AND DETERMINED THAT2

            1. Core Proceeding And Exclusive Jurisdiction (28 U.S.C. ss.ss. 157(b)(2) and 1334(a)). Confirmation of the Plan is a core proceeding under 28 U.S.C. ss. 157(b)(2). This court has exclusive jurisdiction to determine whether the Plan complies with applicable provisions of the Bankruptcy Code and should be confirmed.

            2. Judicial Notice. This court takes judicial notice of the docket of this case maintained by the Clerk of the Bankruptcy Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and argument made, proffered or adduced at, the hearing(s) on
(a) RHI's request for authorization to use cash collateral, held on February 27 and March 5, 7, 8, 15, 26, and 29, 1996, (b) the motion of Franklin Feldman, dated April 2, 1996, for the appointment of a Chapter 11 trustee, held on May 17, 1996, and (c) approval of the Disclosure Statement, held on February 25, 1997.

            3. Burden of Proof. RHI, as proponent of the Plan, has the burden of proving the elements of sections 1129(a) and (b) by a preponderance of the evidence.

            4. Transmittal And Mailing Of Materials; Notice. The Disclosure Statement, Plan, Ballots, and Confirmation Hearing Notice were transmitted and served in compliance with the Solicitation Procedures Order and the Federal Rules of Bankruptcy Procedure, and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and the other matters described in the Solicitation Procedures Orders was given in compliance with the Federal Rules of Bankruptcy Procedure and the Solicitation Procedures Order, and no other or further notice is or shall be required.

            5. Plan Compliance With Bankruptcy Code (11 U.S.C. ss. 1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.

            (a) Proper Classification (11 U.S.C. ss.ss. 1122, 1123(a)(1)). In addition to Administrative Claims and Priority Tax Claims, which need not be designated, the Plan designates five (5) Classes of Claims and/or interests. The Claims and/or interests placed in each Class are substantially similar to other Claims or interests, as the case may be, in each such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims and interests created under the Plan, and such Classes do not unfairly discriminate between holders of Claims or interests. Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

            (b) Specify Unimpaired Classes (11 U.S.C. ss. 1123(a)(2)). The Plan specifies that Class 5 is not impaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

            (c) Specify Treatment of Impaired Classes (11 U.S.C. ss. 1123(a)(3)). Article III.B of the Plan designates Classes 1, 2, 3, and 4 as impaired and specifies the treatment of Claims in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

            (d) No Discrimination (11 U.S.C. ss. 1123(a)(4)). The Plan provides for the same treatment for each Claim or Interest in each respective Class unless the holder of a particular Claim or Interest has agreed to a less favorable treatment of such Claim or Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

            (e) Implementation Of The Plan (11 U.S.C. ss. 1123(a)(5)). The Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code. Among other things:

                  i) The Plan provides for post-consummation financing of Reorganized RHI through use of (a) cash generated from its own operations and the post-consummation operations of Reunited Reinsurance, Ltd., a wholly-owned subsidiary of RHI's approximately 80% owner, United Merchants and Manufacturers,
      Inc. ("UM&M"), and (b) payments received from UM&M. RHI has determined that, together, the aforementioned sources of financing will provided Reorganized RHI with liquidity sufficient to meet its working capital needs.

                  ii) The Plan provides for the rejection of all unexpired leases and executory contracts not previously assumed or rejected, thus relieving Reorganized RHI of unnecessary and burdensome obligations.

                  iii) The Plan provides for the discharge of substantial pre-petition indebtedness in exchange for cash and the securities and instruments described in Article IV.H of the Plan; the continued corporate existence of Reorganized RHI; the revesting of property of the estate in Reorganized RHI as described in Article IV.D of the Plan; the creation of a Distribution Reserve to resolve claims and make distributions, as described in (a) Article X.C of the Plan and (b) Exhibit B to this Confirmation Order; and the settlement of certain disputes and claims between (x) RHI and the Pension Benefit Guaranty Corporation ("PBGC") and (y) RHI and The CIT Group/Commercial Services, Inc. ("CIT"), as described in Article XIII of the Plan.

            (f) Nonvoting Equity Securities (11 U.S.C. ss. 1123(a)(6)). Pursuant to Article IV.B of the Plan, Reorganized RHI's Amended Articles of Incorporation, annexed to the Plan as Exhibit A, prohibits the issuance of nonvoting equity securities, thereby satisfying section 1123(a)(6) of the Bankruptcy Code.

            (g) Selection Of Officers And Directors (11 U.S.C. ss. 1123(a)(7)). The Plan and RHI's Amended Articles of Incorporation contain only provisions that are consistent with the interests of creditors and equity security holders and with public policy, with respect to the manner of selection of officers and directors of Reorganized RHI, thereby satisfying section 1123(a)(7) of the Bankruptcy Code. Specifically, Article IV.C of the Plan provides that the directors and officers of RHI before Consummation will serve as the initial officers of Reorganized RHI after Consummation. Not later than 60 days after the Consummation Date, or as soon thereafter as practicable, Reorganized RHI will conduct a shareholder's meeting, at which time the term of the current board of directors will expire and the shareholders will elect a new board of directors for Reorganized RHI.

            (h) Additional Plan Provisions (11 U.S.C. ss. 1123(b)). The Plan's provisions are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code.

            6. RHI's Compliance With The Bankruptcy Code (11 U.S.C. ss. 1129(a)(2)). RHI has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically:

            (a) RHI, a Rhode Island corporation, is a proper debtor under section 109 of the Bankruptcy Code and a proper proponent of the Plan pursuant to section 1121(a) of the Bankruptcy Code.

            (b) On February 22, 1996, RHI commenced this Chapter 11 Case by filing a petition pursuant to section 301 of the Bankruptcy Code. The court has jurisdiction over this Chapter 11 Case pursuant to 28 U.S.C. ss.ss. 157 and 1334 and the "Standing Order of Referral of Cases to Bankruptcy Judges," dated July 10, 1984 of District Judge Robert T. Ward. Venue is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

            (c) RHI has complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of this court.

            (d) RHI has complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Solicitation Procedures Order in transmitting the Plan, the Disclosure Statement, the Ballots, and related documents and notices and in soliciting and tabulating votes on the Plan.

--------
1 Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Plan. Any term used in the Plan or herein that is not defined in the Plan or herein, but that is used in the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code") or the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), shall have the meaning assigned to that term in the Bankruptcy Code or the Bank-ruptcy Rules. If there is any direct conflict between the Plan and the Confirmation Order, the terms of the Confirmation Order shall control.
2 When appropriate, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact. See Fed. R. Bankr. P. 7052.


            7. Plan Proposed In Good Faith (11 U.S.C. ss. 1129(a)(3)). RHI has proposed the Plan in good faith and not (a) by any means forbidden by law or (b) in violation of any fiduciary duty owed to creditors or equity security holders, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the court has examined the totality of the circumstances surrounding the formulation of the Plan. The Chapter 11 Case was filed and the Plan was proposed with the legitimate and honest purpose of reorganizing the business and financial affairs of RHI, modifying its financially burdensome pre-petition capital structure, reducing its debt and other obligations, and dealing with its pre-petition debt defaults. Moreover, the extensive arm's-length negotiations among RHI, its major creditor constituencies, and the creditors' committee (the "Committee") with respect to the terms of the Plan provide independent evidence of the good faith of RHI in proposing the Plan.

            8. Payments For Services Or Costs And Expenses (11 U.S.C. ss. 1129(a)(4)). Any payment made or to be made by RHI, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, the court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

            9. Directors, Officers, And Insiders (11 U.S.C. ss. 1129(a)(5)). RHI has complied with section 1129(a)(5) of the Bankruptcy Code. Specifically, RHI properly and adequately disclosed the procedure for determining the individuals that will serve, after Consummation of the Plan, as directors or officers of Reorganized RHI and the identities of any insiders who will be employed or retained by Reorganized RHI and the nature of such person's compensation, to the extent known.

            10. No Rate Changes (11 U.S.C. ss. 1129(a)(6)). No governmental regulatory commission has jurisdiction over the rates charged by RHI. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in this Chapter 11 Case.

            11. Best Interests Of Creditors Test (11 U.S.C. ss. 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis annexed to the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing (a) are persuasive and credible, (b) have not been controverted by other evidence, and (c) establish that each holder of a Claim or interest in an impaired Class either (i) has accepted the Plan or (ii) will receive or retain under the Plan, on account of such Claim or interest, property of a value, as of the effective date of the Plan, that is not less that the amount that it would receive if RHI were liquidated under Chapter 7 of the Bankruptcy Code on such date.

            12. Acceptance By Certain Classes (11 U.S.C. ss.
1129(a)(8)). Each populated class of Claims or interests (a) has accepted the Plan or (b) is not impaired under the Plan. Classes 1, 3, and 4 are the only populated impaired classes entitled to vote on the Plan. Holders of Claims in Classes 1, 3, and 4 have voted to accept the Plan, thereby satisfying the requirements of Section 1129(a)(8).

            13. Treatment Of Administrative And Priority Claims (11 U.S.C. ss. 1129(a)(9)). The treatment of Administrative Claims and Other Priority Claims under Articles III.A.1 and III.B.1 of the Plan satisfies the requirements of section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Article III.A.2 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

            14. Acceptance By Impaired Classes (11 U.S.C. ss. 1129(a)(10)). At least one Class of Claims (e.g., Class 3) that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider of RHI holding a Claim in such Class, thereby satisfying section 1129(a)(10) of the Bankruptcy Code.

            15. Feasibility (11 U.S.C. ss. 1129(a)(11)). Based upon the evidence proffered or adduced at or prior to the Confirmation Hearing, reasonable prospects exist that Reorganized RHI will have adequate capital to meet its ongoing obligations and operate its business and be able to perform its obligations under the Plan. Thus, the Plan is feasible and confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of RHI or any successor to RHI, thereby satisfying section 1129(a)(11) of the Bankruptcy Code.

            16. Payment Of Fees (11 U.S.C. ss. 1129(a)(12)). All fees payable under 28 U.S.C. ss. 1930 have been paid or will be paid on the Consummation Date pursuant to Article III.A.1 of the Plan, thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

            17. Continuation Of Retiree Benefits (11 U.S.C. ss.
1129(a)(13)). RHI is not obligated to provide any "retiree benefits" as defined in section 1114(a) of the Bankruptcy Code. Thus, section
1129(a)(13) of the Bankruptcy Code is inapplicable.

            18. Fair And Equitable; No Unfair Discrimination (11 U.S.C. ss. 1129(b)). Classes 1, 3, and 4 the only populated impaired classes under the Plan, have voted to accept the Plan. No other class of rejecting or deemed rejecting class of Claims or interests exists.
Section 1129(b) requires a finding by the court that the Plan does not discriminate unfairly, and is fair and equitable, with respect to each of the rejecting or deemed rejecting classes. No class of Claims or interests is rejecting or deemed rejecting under the Plan; the Plan thus satisfies section 1129(b) of the Bankruptcy Code.

            19. Principal Purpose Of Plan (11 U.S.C. ss. 1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. ss. 77e), and no governmental unit has requested that the court not confirm the Plan.

            20. Settlements With The PBGC And CIT. The settlements in the Plan of certain claims and disputes between RHI and the PBGC and CIT are fair and reasonable and in the best interests of RHI, its Estate, and its creditors, considering the potential costs of litigation and the uncertainty of the outcome of such disputes.

            21. Objections. Each of the objections to Confirmation of the Plan which has not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled. To the extent that pleadings or letters filed by individuals or entities constitute objections to Confirmation of the Plan and have not been withdrawn, waived or settled, they are hereby overruled.

            22. Technical Amendments. The modifications of the Plan announced at the Confirmation Hearing and described in paragraphs 23 and 24 below constitute technical changes and do not materially adversely affect any creditor, interest holder, or other party in interest. As such, under Fed. R. Bankr. P. 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or resolicitation of acceptances or rejections of the Plan under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan.

            23. Amendment of Article X.C.1. Article X.C.1 of the Plan is hereby amended by deleting the fourth (4th) sentence thereof in its entirety and replacing it with the following:

      If RHI elects not to request such an estimation from the Bankruptcy Court with respect to a Disputed Claim that is liquidated, the Disbursing Agent shall withhold that amount for such Disputed Claim in the Distribution Reserve as is calculated in accordance with the formula (set forth in Exhibit B to the Confirmation Order) developed and agreed to by RHI and the Committee.

            24. Amendment Of Article XIV.I. The text of Article XIV.I of the Plan is hereby amended by deleting it in its entirety and replacing it with the following text:

            The exceptions to discharge specified in 11 U.S.C. ss. 523 shall not limit or abridge in any way RHI's entitle-ment to a discharge of the pre-petition Claims of federal, state, and local taxing authorities. To the extent that any Claim asserted by a taxing authority seeks recovery of interest, a penalty, or a fine against RHI, that portion of such claim, if Allowed, which represents such interest, penalty or fine shall be disallowed; provided, however, that the provisions of this second sentence of
      Article XIV.I shall not apply to any Claim asserted against RHI by the United States Department of Treasury - Internal Revenue Service.

            25. Exemption From Securities Laws (11 U.S.C. ss. 1145(a)). To the extent, if any, that they constitute "securities," the issuance and distribution of the New RHI Debentures has been duly authorized, and when issued as provided in the Plan, will be validly issued. The offer and sale of the New RHI Debentures is in exchange for Claims or interests, or principally in exchange for Claims or interests and partly for cash or property, within the meaning of section 1145(a)(1) of the Bankruptcy Code. In addition, under Section 1145 of the Bankruptcy Code, to the extent, if any, that the New RHI Debentures constitute "securities," (I) the offering of such debentures is exempt and the issuance and distribution of such debentures will be exempt from Section 5 of the Securities Act of 1933 and any state or local law requiring registration prior to the offering, issuance, distribution or sale of securities, and (II) the New RHI Debentures items will be freely tradable by the recipients thereof, subject to the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in Section 2(11) of the Securities Act of 1933, as amended, and compliance with any rules and regulations of the Securities and Exchange Commission, if any, applicable at the time of any future transfer of such securities or instruments. Neither RHI nor any of its agents or affiliates is an underwriter under section 2(11) of the Securities Act or under section 1145(b)(1) of the Bankruptcy Code with respect to the offer, sale, issuance or distribution of any securities to be distributed under the Plan.

            26. Good Faith Solicitation; Good Faith Sale Of Securities (11 U.S.C. ss. 1125(e)). To the extent that RHI, the Committee, and their agents, accountants, business consultants, representatives, attorneys, and advisors (collectively, "Agents"), or any of them, have solicited votes on the Plan, such solicitation was in good faith and in compliance with the applicable provisions of the Bankruptcy Code, and they are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Article XIV.D of the Plan, as such provisions are modified by paragraph 40 below. In addition, to the extent that RHI, the Committee, and their Agents, or any of them, participated in the offer, sale, issuance, and purchase of the New RHI Debentures, they did so in good faith and in compliance with the applicable provisions of the Bankruptcy Code, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Article XIV.D of the Plan, as such provisions are modified by paragraph 40 below.

            27. Transfers Of Property. The transfers of property by RHI
(a) to Reorganized RHI (i) are or shall be legal, valid, and effective transfers of property, (ii) vest or shall vest Reorganized RHI with good title to such property free and clear of all liens, charges, Claims, encumbrances, or interests, except as expressly provided in the Plan or this Confirmation Order, (iii) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (iv) do not and shall not subject Reorganized RHI to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor or transferee liability, and (b) to holders of Claims under the Plan are for good consideration and value and are in the ordinary course of RHI's business.

            28. No Liquidation. Because (a) the Plan does not provide for the liquidation of all or substantially all of the property of RHI's Estate and (b) Reorganized RHI will engage in business following consummation of the Plan, section 1141(d)(3) of the Bankruptcy Code is inapplicable.

            29. Conditions To Confirmation. Each of the conditions to confirmation set forth in Article IX.A of the Plan has been satisfied, or may be satisfied or waived on or before the Confirmation Date.

            30. Jurisdiction. The court may properly retain jurisdiction over the matters set forth in Article XII of the Plan, including any action or process commenced after the Confirmation Date that arose from an act, omission, occurrence or transaction that RHI allegedly performed on or before the Confirmation Date.

            31. Satisfaction Of Confirmation Requirements. The Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

                                 DECREES

            NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED
THAT,

            32. Confirmation. The Plan, a copy of which is annexed hereto as Exhibit A, as amended or otherwise modified herein or on the record of the Confirmation Hearing, is hereby confirmed. All acceptances and rejections previously cast for or against the Plan are hereby deemed to constitute acceptances or rejections of the Plan as amended or otherwise modified by this Confirmation Order or the record of the Confirmation Hearing, and all parties in interest are authorized and empowered, or enjoined, as the case may be, to act in accordance with its terms. The terms of the Plan and the exhibits thereto are incorporated by reference into and are an integral part of this Confirmation Order.

            33. Objections. All objections to confirmation of the Plan that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits. To the extent that pleadings or letters filed by individuals or entities constitute objections to Confirmation of the Plan and have not been withdrawn, waived or settled, they are hereby overruled.

            34. Provisions Of Plan And Order Nonseverable And Mutually Dependent. The provisions of the Plan and this Confirmation Order, including the findings of fact and conclu-sions of law set forth herein, are nonseverable and mutually dependent.

            35. Executory Contracts And Unexpired Leases. All executory contracts or unexpired leases assumed by RHI during the Chapter 11 Case shall be assigned and transferred to, and remain in full force and effect for the benefit of, Reorganized RHI or any assignee thereof, notwithstanding any provision in such executory contract or unexpired lease (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) which prohibits such assignment or transfer or that enables or requires termination of such executory contract or unexpired lease. All other executory contracts and unexpired leases of RHI shall be deemed automatically rejected on the Confirmation Date. The rejection of all remaining executory contracts and unexpired leases is hereby approved pursuant to sections 105(a) and 365(a) of the Bankruptcy Code.

            36. Release of Preference Actions. The release by RHI of all claims, rights of action, suits, and proceedings, whether known or unknown, under section 547 of the Bankruptcy Code, as described in
Article VI.A of the Plan, is hereby approved.

            37. Binding Effect; Discharge. Pursuant to section 1141 of the Bankruptcy Code and subject to consummation of the Plan:

            (a) Except as expressly provided in the Plan, on the Consummation Date, the provisions of the Plan (including the exhibits to, and all documents and agreements executed pursuant to, the Plan) and the Confirmation Order shall be binding on (i) RHI, (ii) all holders of Claims against and interests in RHI, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan,
(iii) each person or entity issuing securities or acquiring property under the Plan, (iv) any other party in interest, (v) any person or other entity making an appearance in this Chapter 11 Case, and (vi) each of the foregoing's respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries, or guardians;

            (b) Except as expressly provided in the Plan, RHI is discharged effective on the Confirmation Date from any "debt" (as that term is defined in section 101(12) of the Bankruptcy Code), and RHI's liability in respect thereof is extinguished completely, whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or unfixed, matured or unmatured, disputed or undisputed, legal or equitable, or known or unknown, or that arose from any agreement of RHI that has either been assumed or rejected in the Chapter 11 Case or pursuant to the Plan, or obligation of RHI incurred before Confirmation, or from any conduct of RHI prior to Confirmation, or that otherwise arose before Confirmation, including, without limitation, all interest, if any, on any such debts, whether such interest accrued before or after the Petition Date.

            (c) Except as expressly provided in the Plan, all property of the Estate shall vest in Reorganized RHI on the Consummation Date, and such property shall be free and clear of all Claims and interests of creditors and equity security holders.

            38. Injunctions; Stays. Except as otherwise provided in the Plan, effective on the Confirmation Date, pursuant to section 524(a) of the Bankruptcy Code:

            (a) the commencement or continuation of any action or the employment of process with respect to any Claim or debt discharged hereunder, or any act to collect, recover, or offset any Claim or debt discharged hereunder as a personal liability of RHI or Reorganized RHI, or from properties of RHI or Reorganized RHI is forever enjoined; and

            (b) any judgment at any time obtained is null and void to the extent that such judgment is a determination of personal liability of RHI with respect to any Claim or debt discharged under the Plan or hereunder.

            39. Continuation of Automatic Stay. Except as other wise provided herein, all stays or injunctions provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date, shall remain in full force and effect until the Consummation Date.

            40. Exculpation and Limitation of Liability. The provisions of Article XIV.D of the Plan are hereby approved; provided, however, that nothing in the Plan or this Confirmation Order shall effect a release in favor of any person or entity described in Article XIV.D with respect to (a) any act or omission occurring or arising prior to February 22, 1996, or (b) any debt owed to (i) the United States Government for any liability arising under the Internal Revenue Code, any environmental laws or any criminal laws of the United States, (ii) a state or local governmental agency or authority, or (iii) any person or entity that did not receive actual or constructive notice of the Plan and the Confirmation Hearing; provided, further, that nothing in the Plan or this Confirmation Order shall enjoin or restrain the United States Government from any act to enforce the Internal Revenue Code, any environmental laws or any criminal laws of the United States; provided, further, however, that nothing contained in this paragraph shall in any way affect or limit the discharge granted to RHI under Chapter 11 of the Bankruptcy Code.

            41. Settlements With The PBGC And CIT. The Plan constitutes a settlement between (a) RHI and the PBGC and (b) RHI and CIT. In approving the PBGC Agreement, the CIT Agreement, and the settlements contemplated thereby as fair and reasonable, the court has taken note of and considered the evidence presented concerning the disputed PBGC Claims and CIT Claim. The court has found that the settlements embodied in the Plan will save RHI and its creditors the cost and expense of litigating over the PBGC Claims and the CIT Claim, the outcome of which is not guaranteed and the litigation of which is likely to expend significant resources and require substantial time to adjudicate. The court has also found that the settlements have facilitated the creation and implementation of the Plan and benefit the creditors of RHI's Estate.

            42. General Authorizations. Pursuant to section 1142(b) of the Bankruptcy Code, RHI and all other necessary parties, are authorized and empowered to execute and deliver any instrument, security, agreement or document, and perform any act, that is necessary, desirable, or required to comply with the terms and conditions of the Plan and consummation of the Plan, and are authorized and empowered, without limitation, to:

            (a) Issue, execute, deliver, file and record any documents, court papers or pleadings, and to take any and all actions that are necessary or desirable to implement, effect or consummate the transactions contemplated by the Plan whether or not specifically referred to in the Plan or related documents and without further application to or order of this court, including but not limited to, execution and delivery of the New RHI Debentures Indenture; provided, however, that RHI may make such additional ministerial changes thereto as RHI deems necessary, without notice and a hearing under section 1127(b) of the Bankruptcy Code or disclosure or resolicitation under section 1127(c) of the Bankruptcy Code, as long as such changes do not adversely affect the rights of any party in interest;

            (b) pay on the Distribution Date, or as soon thereafter as practicable, as provided in Article VII.A of the Plan, to holders of Allowed Class 1, 3, and 4 Claims of RHI, the amounts, less the
Distribution Reserve, as provided in the Plan, and as calculated in accordance with the formula described in Exhibit B hereto.

            (c) issue or cause the issuance of the securities and other instruments contemplated by the Plan, including the New RHI Debentures; and

            (d) file with the Rhode Island Secretary of State the Articles of Amendment to the Articles of Incorporation of Reunited Holdings, Inc., substantially in the form as Exhibit A to the Plan.

            43. Authorizations Under Rhode Island Law. RHI and each of its officers is authorized, empowered, and directed, to the extent permitted by the Rhode Island General Laws, to take any and all actions necessary or desirable to implement the transactions contemplated by the Plan and this Confirmation Order, all without further corporate action or action of the directors or stockholders of RHI.

            44. Cancellation of Existing Agreements. On the Consummation Date, except as otherwise provided for in the Plan, (i) any note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of RHI, except such notes or other instruments evidencing indebtedness or obligations of RHI that are Reinstated under the Plan, shall be canceled, and (ii) the obligations of RHI under any agreements, indentures or certificates of designations governing any such note, bond, indenture or other instrument or document evidencing or creating any indebtedness or obligation of RHI, except such notes or other instruments evidencing indebtedness or obligations of RHI that are Reinstated under the Plan, as the case may be, shall be discharged.

            45. No Issuance of New Shares. Pursuant to Article III.C of the Plan, effective as of the Consummation Date, all equity interests in RHI shall become equivalent and proportional interests in Reorganized RHI without the issuance of new share certificates.

            46. Exemption From Securities Laws. To the extent, if any, that the New RHI Debentures constitute a "security," (a) section 5 of the Securities Act of 1933 (the "Securities Act") and any state or local law requiring registration for the offer or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security do not apply to the offer, sale, issuance or distribution of New RHI Debentures, and (b) the New RHI Debentures will be freely tradable by the recipients thereof, subject to the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an "underwriter" in section 2(11) of the Securities Act, as amended, and section 1145(b) of the Bankruptcy Code.

            47. Exemption From Certain Taxes. Pursuant to section
1146(c) of the Bankruptcy Code:

            (a) the issuance, transfer, or exchange of any security, or the making, delivery, filing, or recording of any instrument of transfer under the Plan, shall not be taxed under any law imposing a recording tax, stamp tax, transfer tax, or similar tax;

            (b) without limiting the generality of subpara-graph (a) above, the making, delivery, filing, or recording at any time of any deed, bill of sale, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, memorandum of lease, notice of lease, assignment, leasehold assignment, security agreement, financing statement, or other instrument of absolute or collateral transfer required by, or deemed necessary or desirable by RHI and any party to any instruments, documents, or other agreements contemplated by or related to Consummation of the Plan, shall not be so taxed; and

            (c) notice of entry of this Confirmation Order in the form approved by the court (i) shall have the effect of an order of the court, (ii) shall constitute sufficient notice of the entry of this Confirmation Order to all filing or recording officers, wherever located and by whomever appointed, and (iii) shall be a recordable instrument notwithstanding any contrary provision of nonbankruptcy law.

            48. Plan Classification Controlling. The classification of Claims and interests for purposes of payment of the distributions to be made under the Plan is governed solely by the terms of the Plan. The classifications set forth on the Ballots in connection with voting on the Plan (a) were set forth thereon solely for purposes of voting on the acceptance or rejection of the Plan and tabulation of such votes, (b) do not necessarily represent and in no event shall be deemed to modify or otherwise affect the actual classification of such Claims and interests under the terms of the Plan for distribution purposes, and (c) may not be relied upon by any creditor or equity security holder as actually representing the actual classification of such Claims and interests under the terms of the Plan for distribution purposes.

            49. Administrative Claims Bar Date. Except as otherwise ordered by the court, any final request for payment of an Administrative Claim (other than Claims for Professional Fees and expenses of the members of the Committee) must be filed no later than 30 days after the Confirmation Date; provided, however, that each professional retained in the Chapter 11 Case shall file its final application for payment of fees and expenses on or before the forty-fifth (45th) day following the Confirmation Date.

            50. Rejection Damages Bar Date. The holder of any Claim arising from the rejection of an executory contract or unexpired lease under the Plan must file a proof of claim with respect to such Claim within thirty (30) days after service of the notice of this Confirmation Order, or be forever barred from asserting or pursuing such Claim, and such Claim shall not be enforceable against RHI or its property.

            51. Failure To Consummate Plan. In accordance with Article XIV.F of the Plan, if the Consummation Date does not occur, then (a) the Plan, (b) any settlement or compromise in connection with the Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), (c) assumption or rejection of executory contracts or unexpired leases pursuant to the Plan, (d) any document or agreement executed pursuant to the Plan, and (e) any actions authorized by this order or any order in aid of consummation of the Plan shall be deemed null and void. In such event, nothing contained in this Confirmation Order, any order in aid of consummation of the Plan, or the Plan, and no acts taken in preparation for consummation of the Plan, (x) shall be deemed to constitute a waiver or release of any Claims or interests by or against RHI or any other person or entity, to prejudice in any manner the rights of RHI or any person or entity in any further proceedings involving RHI, or to constitute an admission of any sort by RHI or any other person or entity as to any issue, including, without limitation, issues relating to the ownership by or the rights of RHI in all or any part of the property owned, sold, held by or in the possession of RHI or
(y) shall be construed as a finding of fact or conclusion of law in respect thereof.

            52. Retention Of Jurisdiction. This court shall retain jurisdiction in accordance with the terms of Article XII of the Plan, the other provisions of this Confirmation Order, and section 1142 of the Bankruptcy Code, including any action or process commenced after the Confirmation Date that arose from any alleged act, omission, occurrence or transaction of RHI on or before the Confirmation Date. Until this Chapter 11 Case is closed, any party in interest may commence a proceeding in this court in respect of any matter as to which jurisdiction has been retained.

            53. Notice Of Entry Of Confirmation Order. On or before the tenth (10th) day following the Confirmation Date, pursuant to Fed. R. Bankr. P. 2002(f)(7), 2002(k), and 3020(c), RHI shall (a) serve notice of entry of this Confirmation Order in substantially the form of the notice annexed hereto as Exhibit C, which form is hereby approved (the "Notice of Confirmation"), by United States first class mail postage prepaid, by hand or by overnight courier service to, without duplication, upon (i) the United States Trustee, (ii) counsel for the Committee, (iii) the Securities and Exchange Commission (Manhattan),
(iv) the District Director of Internal Revenue (Manhattan), (v) the United States Attorney for the Southern District of New York, (vi) each department, agency or instrumentality of the United States that asserts a non-tax claim against RHI, (vii) Secretary of the Treasury,
(viii) entities that requested notice under Fed. R. Bankr. P. 2002, and
(ix) all creditors that have filed proofs of claim in this case or are scheduled in RHI's schedules of assets and liabilities, dated April 29, 1996 (other than those scheduled at zero), and (b) cause the Notice of Confirmation to be published in the national edition of The New York Times; provided, however, that the Notice of Confirmation need not be sent to holders of RHI's equity securities; and provided, further, that notice need not be given or served under the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure or this Confirmation Order to any person or entity to whom RHI mailed a notice of the hearing on the Disclosure Statements or the various solicitation packages, but received any of such notices returned marked "undeliverable as addressed," "moved
- left no forwarding address" or "forward- ing order expired," or similar reason, unless RHI has been informed in writing by such person or entity of that person's or entity's new address.

            54. Sufficiency of Notice of Confirmation. Notice of
Confirmation as set forth in paragraph 53 is adequate notice to all creditors and equity security holders of RHI, known and unknown, and satisfies the requirements of Fed. R. Bankr. P. 2002 and 3020(c), and no other or further notice is or shall be necessary.

Dated:  New York, New York
        April 10, 1997



                                        /s/ Arthur J. Gonzalez
                                    United States Bankruptcy Judge



Exhibit B

                 Calculation of Disputed Claims Reserve

============================================================================
Step                           Calculation
----------------------------------------------------------------------------
1.  Calculate estimated        Divide (i) estimated cash available for
distribution per $1 of all     distribution (after payment of priority,
Class 3 and Class 4 Claims     administrative, PBGC, and CIT Claims) by (ii)
                               aggregate dollar amount of all allowed and
                               disputed Class 3 and Class 4 Claims (exclusive
                               of CIT Claim)
-----------------------------------------------------------------------------
2.  Calculate amount of        A.  Multiply (i) result obtained in Step 1
disputed claims reserve        times (ii) aggregate dollar amount of disputed
without giving effect to       Class 3 Claims
subordination of Class 4       B.  Deposit amount obtained in Step 2.A into
Claims                         disputed claims reserve
-----------------------------------------------------------------------------
3.  Calculate additional       A.  Multiply (i) result obtained in Step 1
amount of disputed claims      times (ii) the aggregate dollar amount of
reserve required to give       Allowed Class 4 Claims
effect to subordination of     B.  Multiply (i) result obtained in Step 3.A
Class 4 Claims                 times (ii) ratio of (x) aggregate dollar amount
                               of disputed Claims of Trade Creditors to (y)
                               aggregate dollar amount of all Claims of Trade
                               Creditors
                               C.  Deposit amount obtained in Step 3.B into
                               disputed claims reserve
==============================================================================